UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 18, 2005
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. Employer
         of incorporation)          file number)       Identification No.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
               ------------------------------------------
      On January 18, 2005, Touchstone Applied Science Associates, Inc. (the "Company") announced the completion of its acquisition of all of the outstanding shares of Assessment & Evaluation Concepts, Inc. ("AEC"), a firm with experience and relationships in the educational assessment field which complement the Company's experience and relationships. The purchase price paid by the Company consisted of $83,000 in cash, and the issuance of 12,000 shares of Common Stock of the Company.

      The Company has entered into employment agreements for an initial two-year term with each of the former principals of AEC--Richard S. Zusman, Ed.D. and Pasquale J. DeVito, Ph.D. Such employment agreements are automatically renewable for additional one-year terms, subject to early termination notices given by either party prior to the expiration of the then current term. Each of Messrs. Zusman and DeVito were issued 25,000 options to purchase shares of the Company's Common Stock pursuant to the Company's stock option plan, at an exercise price of $3.06 per share, subject to vesting upon the completion of one year of employment.

      Attached as Exhibit 99.1 is a copy of the press release relating to the acquisition of AEC, which is incorporated herein by reference.

ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES.
               ---------------------------------------

      See the discussion in Item 1.01 hereof, which is incorporated herein by reference. Upon consummation of the transactions contemplated by the Agreement, the Company issued 12,000 shares of the Company's Common Stock, par value $0.0001 per share, to the former stockholders of AEC in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"). The Company has agreed to file a registration statement under the Act with respect to such shares within six months following the closing date of the acquisition.

ITEM 9.01(c).  EXHIBITS.
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Exhibit 10.1   Stock Purchase Agreement, dated as of January 1, 2005, by
               and between Pasquale J. DeVito, Ph.D. and Richard S. Zusman, Ed.D., and Touchstone Applied Science Associates, Inc.

Exhibit 10.2 Employment Agreement, dated as of January 1, 2005, between Assessment and Evaluation Concepts Inc. and Richard S. Zusman, Ed.D.

Exhibit 10.3 Employment Agreement, dated as of January 1, 2005, between Assessment and Evaluation Concepts Inc. and Pasquale J. DeVito, Ph.D.

Exhibit 99.1   Press Release dated January 18, 2005

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

Date:  January 20, 2005


                                  By: /s/ ANDREW L. SIMON
                                      -------------------------------------
                                      Andrew L. Simon
                                      President and Chief Executive Officer
                                      and Chief Financial Officer

                             INDEX TO EXHIBITS
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Exhibit
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2.1      Stock Purchase Agreement, dated as of January 1, 2005, by and between Pasquale J. DeVito, Ph.D. and Richard S. Zusman, Ed.D., and Touchstone Applied Science Associates, Inc.

2.2 Employment Agreement, dated as of January 1, 2005, between Assessment and Evaluation Concepts Inc. and Richard S. Zusman, Ed.D.

2.3      Employment Agreement, dated as of January 1, 2005, between
         Assessment and Evaluation Concepts Inc. and Pasquale J. DeVito, Ph.D.

99.1     Press Release dated January 18, 2005